UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2025

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORM 8-K

Item 5.04.	Temporary Suspension of Trading Under Registrant's Employee Benefits Plans
On May 15, 2025, the administrator of the Leidos, Inc. Retirement Plan (“Plan”) provided notice to Plan participants pursuant to Section 101(i)(2) of the Employee Retirement Income Security Act of 1974, as amended, regarding a blackout period under the Plan (“Blackout Period”). The Blackout Period is required because the Plan is undergoing administrative changes, including a recordkeeper change and a trustee change to the Plan.

During the Blackout Period, Plan participants will be unable to engage in transactions involving the assets held in their Plan accounts, including changing contribution rates, directing or diversifying investments (including investments in Leidos Holdings, Inc. common stock), and obtaining loans, making withdrawals, or taking distributions from their Plan accounts.

As described more fully in the notice, the Blackout Period is expected to begin during the calendar week of June 29, 2025, and end during the calendar week of July 20, 2025. During the Blackout Period and for two years after the Blackout Period end date, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the Blackout Period by submitting a request to Leidos Holdings, Inc., 1750 Presidents Street, Reston, VA 20190, Attn: Office of the Corporate Secretary.

On May 15, 2025, the registrant sent a notice to its directors and executive officers (“Notice”) informing them of the Blackout Period and the restrictions on trading in Leidos Holdings, Inc. common stock (including with respect to derivatives) that apply to them during the Blackout Period pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(i) Exhibits

Exhibit 99.1	Notice provided to directors and executive officers of Leidos Holdings, Inc. on May 15, 2025
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	May 15, 2025	By:	/s/ Brian Z. Liss
Brian Z. Liss
		Its:	SVP, Deputy General Counsel and Corporate Secretary